January 30, 2020 – 9:00am CT Earnings Conference Call Fourth Quarter and Full Year 2019

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2018, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the fourth quarter, which are available on Dover’s website. 2

Summary Corporate Results and Highlights

		Q4 2019	FY 2019	Highlights and Comments
Revenue growth	All-in	-2%	+2%	▪ Q4 expectedly slower on challenging comparable ▪ Strong year despite macro uncertainty ▪ FX impact: -1% in Q4; -2% for FY19
	Organic[1]	-1%	+4%	
Bookings growth	All-in	-1%	Flat	▪ Constructive activity across most end markets ▪ Book-to-bill: 1.04 ▪ Backlog up 8% Y-o-Y; increase in four segments
	Organic[1]	Flat	+1%	
Segment EBIT margin Y-o-Y improvement	Reported[2]	+220 bps	+160 bps	▪ Q4 margin up despite lower revenue ▪ Continued focus on productivity and margin enhancement yields tangible results
	Adjusted[1]	+140 bps	+180 bps	
Earnings from continuing operations	Reported	$168M	$678M	▪ Q4 Y-o-Y growth: Reported +6%; Adjusted +7% ▪ FY Y-o-Y growth: Reported +15%; Adjusted +15%
	Adjusted[1]	$226M	$872M	
Diluted EPS from continuing operations	Reported	$1.15	$4.61	▪ Full year 2019 Reported and Adj. EPS both +19%
	Adjusted[1]	$1.54	$5.93	
Guidance and other activities				▪ 2020 EPS guidance: – Reported: $5.48 - 5.68 – Adjusted[1]: $6.20 - 6.40 ▪ Soft-Pak (signed), Systech (closed) in January '20

(1) Non-GAAP measures (definitions and reconciliations in appendix)
(2) Refer to definition of total segment earnings (EBIT) margin in appendix

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Q4 and Full Year 2019 Adjusted Segment Results

Segment	Q4 2019 (1) Revenue ($M) / Organic Growth %	Q4 2019 (1) Adj. EBIT % / **bps Δ** Y-o-Y	FY 2019 (1) Revenue ($M) / Organic Growth%	FY 2019 (1) Adj. EBIT % / **bps Δ** Y-o-Y	Comments
DEP	$422 +3%	17.7% +200 bps	$1,698 +5%	17.4% +150 bps	▪ Strength in solid waste handling, vehicle services and aerospace & defense ▪ Q4 bookings -8% (-7% organically) on difficult comparable at ESG vs. Q4 '18; Strong backlog into 2020
DFS	$445 +5%	17.0% +250 bps	$1,620 +11%	14.6% +320 bps	▪ Solid demand across all regions in 2019, incl. Q4 (particularly strong in North America) ▪ Q4 bookings +13% (+11% organically), driven by acceleration in EMV compliance
DII	$274 -2%	22.5% +270 bps	$1,084 +1%	21.7% +260 bps	▪ Slower coding activity in Asia and order pushouts in digital textile printing ▪ Q4 bookings -2% (flat organically); impacted by order timing and deliveries at DDP
DPPS	$328 -8%	22.9% +110 bps	$1,339 +4%	21.9% +310 bps	▪ Slow demand in pumps and precision components, order timing in plastics processing; strong growth in biopharma ▪ Q4 bookings -11% (-9% organically) on channel inventory drawdowns in pumps and slower precision components; Backlog +12% Y-o-Y
DRFE	$306 -6%	5.4% -150 bps	$1,397 -3%	8.9% -120 bps	▪ Soft new food retail store builds and foodservice equipment; return to growth in beverage can making and heat exchangers ▪ Q4 bookings +6% (+7% organically) on significant increase in food retail case orders; Backlog +19% Y-o-Y

(1) Non-GAAP reconciliations in appendix

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Q4 and FY 2019 Revenue & Bookings Geographic Detail Revenue Change in Organic Revenue(1): -$19M, or -1.1% FY 2019 Organic Rev Growth(1) OTHER 4% 2% ASIA 12% 2% EUROPE 22% 6% 1,809 13 21 -5 -30 -18 -20 5 1,776 ($M) Q4 2018 DEP DFS DII DPPS DRFE FX ACQ./ Q4 2019 ORG. ORG. ORG. ORG. ORG. DISP. (2) OTHER AMER. 9% 1% Bookings Change in Organic Bookings: -$2M, or -0.1% US 53% 4% 1,853 -34 41 -1 -33 23 1 -21 10 1,841 ($M) Q4 2018 DEP DFS DII DPPS DRFE SEG FX ACQ./ Q4 2019 ORG. ORG. ORG. ORG. ORG. ELIMS DISP. (3) FY 2019 % of Revenue Note: $ in millions. Numbers may not add due to rounding (1) Non-GAAP measure (definition and reconciliation in appendix) (2) Acquisitions: $17M, dispositions: $12M 5 (3) Acquisitions: $16M, dispositions: $6M

Q4 2019 Profitability Drivers Change in Adjusted Segment EBIT (3) +$19M +7% 20.9% 19.5% 17.1% 15.7% 285 67 352 9 17 6 -6 -7 371 -67 304 ($M) ADJ. EBIT D&A (1) ADJ. EBITDA DEP DFS DII DPPS DRFE ADJ. EBITDA D&A (2) ADJ. EBIT Q4 2018 Q4 2019 Change in Adjusted Earnings from Continuing Operations (3) +$15M +7% 12.7% 11.7% 158 30 26 -3 211 19 -5 1 226 -25 -14 -18 168 ($M) GAAP RIGHT ACQ. TAX CUTS & ADJ. SEGMENT CORP. INT./TAX ADJ. ACQ. RIGHT LOSS ON GAAP EARNINGS SIZING AMORT. JOBS ACT EARNINGS EBIT EXPENSE EXPENSE EARNINGS AMORT. SIZING EXT. OF EARNINGS DEBT Q4 2018 Q4 2019 (1) Depreciation: $32M, Amortization: $35M Note: $ in millions. Numbers may not add due to rounding (2) Depreciation: $33M, Amortization: $34M 6 (3) Non-GAAP measures (definitions and reconciliations in appendix)

2019 Free Cash Flow Increased $140 Million $M FY 2019 FY 2018 ∆ Net earnings $678 $570 +$108 Adjustments for losses(1) 71 21 +50 D&A 272 283 -10 Chg. in working capital (41) (62) +22 Chg. in other(2) (35) (23) -12 Cash flow from operations $945 $789 +$156 Capex (187) (171) -16 Free cash flow(4) $758 $618 +$140 (3)(4) FCF as % of reported earnings 112% 105%12.3% +730 bps FCF as % of adjusted earnings(3)(4) 87% 82% +520 bps . Q4 cash restructuring costs: $7M, YTD: $33M . Q4 2019 FCF(4) 17.6% of revenue; 18.0% excluding cash restructuring costs . 2019 FCF(4) 10.6% of revenue; 11.1% excluding cash restructuring costs Note: Numbers may not add due to rounding (1) Includes loss from discontinued operations, loss on assets held for sale, and loss on extinguishment of debt (2) Includes stock-based compensation and changes in other current and non-current assets and liabilities 7 (3) From continuing operations. Excludes loss from discontinued operations of $0 million and $21 million in 2019 and 2018, respectively (4) Non-GAAP measures (definitions and reconciliations in appendix)

2019 Adjusted EPS Bridge Adjusted EPS(1) ($/share) $5.93 ($0.13) $0.20 $0.81 $4.97 $0.08 2018 Acquisitions / Organic FX Corporate, Interest, 2019 Adj. EPS Dispositions Revenue Growth Shares, and ETR Adj. EPS / Conversion 2019 Adjusted EPS up 19% Year-over-Year Note: Numbers may not add due to rounding (1) Non-GAAP measure (definitions and reconciliations in appendix) 8

FY 2020 Guidance Revenue Growth CorporateCorporate Items Items . 2% - 3% all-in . Net interest expense: – Minimal impact from FX – ≈ $102 million and M&A . Tax rate: – ≈ 20% - 22% . 2% - 3% organic(3) . Corporate expenses: – ≈ $135 million EPS Free Cash Flow . Reported: $5.48 - $5.68 . 85 - 90% conversion on adjusted net earnings . Adjusted(1): $6.20 - $6.40 . Capital expenditures: – ≈ $200 - $220 million Guidance implies ~8-11% Y-o-Y growth(2) in adjusted diluted EPS in 2020(1) Dollar/Euro assumption: 1.11 (1) Non-GAAP measure (definitions and reconciliations in appendix); assumes 146.1 million diluted weighted average shares outstanding (2) Excluding discrete taxes 9 (3) Non-GAAP measure (definition in appendix, reconciliation on next page)

FY 2020 Revenue Guidance Detail Pumps & Refrig Engineered Fueling Imaging Process & Food Total Products Solutions & ID Solutions Equip. Organic Guidance 3% - 5% 0% - 2% 2% - 3% 3% - 5% 0% - 2% 2% - 3% Acquisitions - 0% - 0% - 0% Dispositions - - - (1%) - 0% Currency 0% (1)% - 0% (1)% - 0% 0% 0% 0% Total Revenue 3% - 5% 0% - 2% 1% - 2% 2% - 4% 0% - 2% 2% - 3% Dollar/Euro assumption: 1.11 10

Progress in Delivering on Our Commitments

Improve Margins and Execution	Maintain Organic Growth	Reinvest in the Business	Deploy Capital Smartly and Productively
'19 Results			
▪ ~$136M SG&A take-out ▪ Above-ground fueling business exited 2019 above target margin range ▪ '19 total adj. segment EBIT[1] up 180 bps	▪ 4% organic growth[1] in FY19 ▪ Four out of five segments delivered organic growth	▪ ~$30M of SG&A savings reinvested ▪ Initiated ~$60M growth and productivity CapEx investments	▪ Four bolt-on deals signed/closed (including in January '20) ▪ $143M of share repurchases in 2019
'20 Plan			
▪ $50M incremental cost take-out ▪ DFR productivity programs initiated ▪ Ongoing operating model evolution with increased focus on operational excellence	▪ Sustained organic growth[2] of 2-3% ▪ Expect all segments to grow in 2020	▪ Continued priority on organic reinvestment ▪ Several new growth CapEx projects ▪ Continued investments in digital and operations capabilities	▪ Robust acquisition pipeline consistent with strategic portfolio intent and criteria ▪ Opportunistic repurchases

Strategic Playbook Unchanged for 2020

1. Non-GAAP measure (definition and reconciliation in appendix)
2. Non-GAAP measure (definition in appendix, reconciliation on prior slide)

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Appendix 12

Q4 2018 to Q4 2019 Revenue and Bookings Bridges by Segment Revenue Bridge by Segment ($ in millions) DEP DFS DII DPPS DRFE Total Q4 2018 Revenue 412 415 284 370 327 1,809 Organic Growth 13 21 (5) (30) (18) (19) FX (3) (5) (5) (4) (3) (20) Acquisitions / Dispositions - 14 - (9) - 5 Q4 2019 Revenue 422 445 274 328 306 1,776 Bookings Bridge by Segment ($ in millions) DEP DFS DII DPPS DRFE Total Q4 2018 Bookings 495 377 283 358 341 1,853 Organic Growth (34) 41 (1) (33) 23 (2) FX (4) (5) (5) (4) (3) (21) Acquisitions / Dispositions - 13 - (3) - 10 Q4 2019 Bookings 457 426 276 318 362 1,841 Note: Numbers may not add due to rounding 13

FY 2019 Organic Revenue and Bookings Bridges FY 2019 Segment Growth Factors Revenue Growth Bookings Growth Organic Engineered Products 5.4% -4.0% Fueling Solutions 10.5% 6.9% Imaging & Identification 1.2% 2.3% Pumps & Process Solutions 3.9% 3.3% Refrigeration & Food Equipment -2.7% -0.7% Total Organic 3.8% 1.3% Acquisitions 0.8% 0.8% Dispositions -0.5% -0.3% Currency translation -2.0% -2.1% Total 2.1% -0.4% FY 2019 Geographic Revenue Growth Factors Revenue Growth Organic US 3.6% Other Americas 1.2% Europe 6.5% Asia 2.4% Other 2.3% Total Organic 3.8% Acquisitions 0.8% Dispositions -0.5% Currency translation -2.0% Total 2.1% Note: Numbers may not add due to rounding 14

Reconciliation of Q4 2019 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment Q4 2019 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 422 445 274 328 306 1,776 Earnings from continuing operations - - - - - 168 Add back: Corporate expense - - - - - 40 Interest expense, net - - - - - 29 Income tax expense - - - - - 29 Loss on extinguishment of debt - - - - - 24 Segment earnings (EBIT) 73 74 57 71 14 290 EBIT % 17.4% 16.6% 20.9% 21.8% 4.7% 16.3% Adjustments: Rightsizing and other costs 1 2 4 4 2 13 Adjusted EBIT - Segment 75 75 62 75 17 304 Adjusted EBIT % 17.7% 17.0% 22.5% 22.9% 5.4% 17.1% Adjusted depreciation and amortization expense(1) 10 19 8 17 13 67 Adjusted EBITDA - Segment 85 95 70 92 29 371 Adjusted EBITDA % 20.1% 21.4% 25.3% 28.1% 9.5% 20.9% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 15

Reconciliation of Q4 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment Q4 2018 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 412 415 284 370 327 1,809 Earnings from continuing operations - - - - - 158 Add back: Corporate expense - - - - - 39 Interest expense, net - - - - - 30 Income tax expense - - - - - 29 Segment earnings (EBIT) 61 54 53 75 13 255 EBIT % 14.8% 12.9% 18.5% 20.2% 4.0% 14.1% Adjustments: Rightsizing and other costs 4 7 3 6 9 29 Adjusted EBIT - Segment 65 60 56 81 23 285 Adjusted EBIT % 15.7% 14.5% 19.8% 21.8% 6.9% 15.7% Adjusted depreciation and amortization expense (1) 11 17 7 18 14 67 Adjusted EBITDA - Segment 76 78 64 99 36 352 Adjusted EBITDA % 18.4% 18.7% 22.4% 26.6% 11.1% 19.5% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 16

Reconciliation of FY 2019 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment FY 2019 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 1,698 1,620 1,084 1,339 1,397 7,136 Earnings from continuing operations - - - - - 678 Add back: Corporate expense - - - - - 124 Interest expense, net - - - - - 121 Income tax expense - - - - - 165 Loss on extinguishment of debt - - - - - 24 Segment earnings (EBIT) 292 232 229 240 119 1,112 EBIT % 17.2% 14.3% 21.2% 17.9% 8.5% 15.6% Adjustments: Rightsizing and other costs 3 5 6 6 6 27 Loss on sale of Finder - - - 47 - 47 Adjusted EBIT - Segment 295 237 236 293 125 1,186 Adjusted EBIT % 17.4% 14.6% 21.7% 21.9% 8.9% 16.6% Adjusted depreciation and amortization expense(1) 40 75 30 67 51 263 Adjusted EBITDA - Segment 335 312 266 360 176 1,449 Adjusted EBITDA % 19.8% 19.2% 24.5% 26.9% 12.6% 20.3% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 17

Reconciliation of FY 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment FY 2018 ($ in millions) DEP DFS DII DPPS DRFE Total Revenue 1,633 1,466 1,110 1,332 1,453 6,992 Earnings from continuing operations - - - - - 591 Add back: Corporate expense - - - - - 130 Interest expense, net - - - - - 122 Income tax expense - - - - - 134 Segment earnings (EBIT) 252 152 199 238 136 977 EBIT % 15.5% 10.4% 17.9% 17.8% 9.4% 14.0% Adjustments: Rightsizing and other costs 7 15 13 13 10 59 Adjusted EBIT - Segment 260 168 212 251 146 1,036 Adjusted EBIT % 15.9% 11.4% 19.1% 18.8% 10.1% 14.8% Adjusted depreciation and amortization expense(1) 44 68 31 71 54 269 Adjusted EBITDA - Segment 304 236 242 322 200 1,305 Adjusted EBITDA % 18.6% 16.1% 21.8% 24.2% 13.8% 18.7% Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs 18

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and Calculation of Adjusted Diluted EPS under U.S. GAAP ($ in millions, except per share data) Q4 2019 Q4 2018 FY 2019 FY 2018 Earnings from continuing operations ($) 168 158 678 591 Acquisition-related amortization, pre tax 33 35 138 146 Acquisition-related amortization, tax impact (8) (9) (35) (37) Rightsizing and other costs, pre tax 18 37 32 73 Rightsizing and other costs, tax impact (4) (8) (7) (15) Loss on debt extinguishment, pre tax 24 - 24 - Loss on debt extinguishment, tax impact (5) - (5) - Loss on assets held for sale - - 47 - Tax Cuts and Jobs Act - (3) - (3) Adjusted earnings from continuing operations ($) 226 211 872 756 Weighted average shares outstanding – diluted 147 148 147 152 Diluted EPS ($) 1.15 1.07 4.61 3.89 Acquisition-related amortization, pre tax 0.23 0.24 0.94 0.96 Acquisition-related amortization, tax impact (0.06) (0.06) (0.24) (0.24) Rightsizing and other costs, pre tax 0.12 0.25 0.22 0.48 Rightsizing and other costs, tax impact (0.03) (0.05) (0.06) (0.10) Loss on debt extinguishment, pre tax 0.16 - 0.16 - Loss on debt extinguishment, tax impact (0.04) - (0.04) - Loss on assets held for sale - - 0.32 - Tax Cuts and Jobs Act - (0.02) - (0.02) Adjusted diluted EPS ($) 1.54 1.43 5.93 4.97 Note: Numbers may not add due to rounding 19

Reconciliation of Free Cash Flow and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Free Cash Flow Reconciliation ($ millions) Q4 2019 Q4 2018 FY 2019 FY 2018 Net Cash Provided by Operating Activities 361 371 945 789 Capital Expenditures (50) (36) (187) (171) Free Cash Flow 312 334 758 618 Cash Restructuring Costs 7 13 33 52 Free Cash Flow, Excluding Cash Restructuring Costs 319 347 792 670 Free Cash Flow as a % of Earnings from Continuing Operations 185.4% 211.5% 111.9% 104.6% Free Cash Flow as a % of Adjusted Earnings from Continuing Operations 138.1% 158.3%185.4% 87.0% 81.8% Free Cash Flow as a % of Revenue 17.6% 18.5%185.4% 10.6% 8.8% Free Cash Flow, Excluding Cash Restructuring Costs, as a % of Revenue 18.0% 19.2%185.4% 11.1% 9.6% Adjusted EPS from Continuing Operations Reconciliation Range 2020 Guidance for Earnings per Share from Continuing Operations (GAAP) $5.48 $5.68 Acquisition-related amortization, net 0.66 Rightsizing and other costs, net 0.06 2020 Guidance for Adjusted Earnings per Share from Continuing Operations $6.20 $6.40 Note: Numbers may not add due to rounding 20

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, a 2019 loss on debt extinguishment, a 2019 loss on assets held for sale and 2018 tax benefits for the Tax Cuts and Jobs Act. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted earnings from continuing operations divided by average diluted shares. Total segment earnings (EBIT): is defined as earnings from continuing operations before income taxes, net interest expense and corporate expenses. Total segment earnings (EBIT) margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, rightsizing and other costs and a 2019 loss on assets held for sale. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of earnings from continuing operations equals free cash flow divided by earnings from continuing operations. Free cash flow as a percentage of adjusted earnings from continuing operations equals free cash flow divided by adjusted earnings from continuing operations. Free cash flow, excluding cash restructuring costs, is defined as free cash flow minus cash restructuring costs. Free cash flow, excluding cash restructuring costs, as a % of revenue equals free cash flow, excluding cash restructuring costs, divided by revenue. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the fourth quarter. 21